UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2012
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Mediware Information Systems, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-10768 (COMMISSION FILE NUMBER)	11-2209324 (I.R.S. EMPLOYER IDENTIFICATION NO.)

11711 West 79th Street, Lenexa, KS 66214 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(913) 307-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A of Mediware Information Systems, Inc. (the "Company") is being filed on November 14, 2012 to amend the Form 8-K of the Company previously filed on November 9, 2012 (the "Original Report").

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

As reported in the Original Report, the Company filed a restated certificate of incorporation immediately after the effective time of the Merger (as defined in the Original Report).  A copy of the restated certificate of incorporation of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

3.2	Restated Certificate of Incorporation of Mediware Information Systems, Inc., dated November 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2012
MEDIWARE INFORMATION SYSTEMS, INC.

By:	/s/ T. Kelly Mann
Name: T. Kelly Mann Title: President and Chief Executive Officer